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                                                                   EXHIBIT 10.24

                SECOND AMENDMENT TO CONSTRUCTION LOAN AGREEMENT

     THIS SECOND AMENDMENT TO CONSTRUCTION LOAN AGREEMENT ("Amendment") is dated
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as of March 31, 2000, by and between CMC HEARTLAND PARTNERS I, LIMITED
PARTNERSHIP, a Delaware limited partnership ("Borrower"), and BANK ONE,
                                              --------
ILLINOIS, NA, a national banking association ("Lender").
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                                   RECITALS:
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     A.   Lender has previously made a term loan to Borrower in the principal amount of $2,500,000 (the "Term Loan") pursuant to and in accordance with that
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certain Loan Agreement, as amended from time to time (the "Term Loan
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Agreement"), dated as of November 30, 1998, by and between Borrower and Lender.
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The Term Loan is evidenced by a certain Promissory Note dated as of November 30,
1998 (the "Term Note"), made by Borrower in the original principal amount of
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$2,500,000 and payable to Lender.

     B. Lender has previously made (i) a revolving line of credit (the "Revolving Loan") in the maximum outstanding principal amount of $4,000,000, and
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(ii) a $1,750,000 construction loan (the "Development Loan") pursuant to and in
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accordance with that certain Construction Loan Agreement (as amended, restated, supplemented or modified and in effect from time to time, the "Construction Loan
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Agreement"), dated as of February 1, 1999. All capitalized terms which are not
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defined herein shall have the meaning ascribed thereto in the Construction Loan
Agreement.

     C. Lender and Borrower desire to amend the Construction Loan Agreement as herein set forth.

     NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

     1.   Incorporation of Recitals.  The Recitals set forth above are
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incorporated herein and made a part hereof.

     2.   Reduction of the Revolving Loan.  Effective as of the Amendment
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Effective Date, the Construction Loan Agreement is amended by (a) reducing the maximum outstanding principal amount of the Revolving Loan from $4,000,000 to $2,000,000, and (b) amending and restating the definition of "Revolving Note" contained in Section 2.63 with "that certain Amended and Restated Revolving Loan Note, dated as of the date of this Amendment, made by Borrower in the original principal amount of $2,000,000 to evidence the Revolving Loan."

     3.   Revolving Loan Maturity Date.  Effective as of the Amendment
          ----------------------------
Effective Date and notwithstanding anything to the contrary, the Construction Loan Agreement is amended by extending the Revolving Loan Maturity Date to December 1, 2000. Effective as of the
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Amendment Effective Date, all references to the "Revolving Loan Maturity Date"
shall mean December 1, 2000.

     4.   Revolving Loan Commitment.  Notwithstanding anything to the contrary,
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the Construction Loan Agreement is amended by deleting any requirement Lender may have to make disbursements of the Revolving Loan for any Sold Unit, Model or Spec Home that Lender has not previously financed through disbursements of the Revolving Loan.

     5.   Maximum Amount of Revolving Loan.  Effective as of the Amendment
          --------------------------------
Effective Date, the Construction Loan Agreement is amended by amending and restating Section 3.1(i) in its entirety as follows:

          "(i) 80% of the appraised value of such Unit if such Unit at such time is a Sold Unit, or 75% of the appraised value of such Unit if such Unit at such time is a Model or Spec Home (provided that such percentage of appraised value of such Spec Home shall be reduced from 75% to 70% twelve months after the date on which the first draw of proceeds of the Revolving Loan for such Spec Home was made, if applicable, and from 70% to 65% eighteen months after the date on which the first draw of proceeds of the Revolving Loan for such Spec Home was made, if applicable), or"
                                                                 --

     6.   Voluntary Prepayment.  Effective as of the Amendment Effective Date,
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the Construction Loan Agreement is amended by amending and restating Section 3.4 in its entirety as follows:

          "3.4  Voluntary Prepayment.  Borrower may prepay all or any part of
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     the Revolving Loan or the Development Loan at any time and from time to time without cost or penalty."

     7.   Mandatory Principal Payments on the Development Loan.  Effective as
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of the Amendment Effective Date, the Construction Loan Agreement is amended by inserting the following sentence at the end of Section 3.7: "If the outstanding principal balance of the Development Loan exceeds the maximum permitted amount set forth in Section 3.2 above, Borrower shall immediately repay the amount of such excess."

     8.   Mandatory Principal Payments on the Revolving Loan.  Effective as of
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the Amendment Effective Date, the Construction Loan Agreement is amended by amending and restating Section 3.8 in its entirety as follows:

          "3.8  Mandatory Principal Payments on the Revolving Loan.
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                (a)  If the outstanding principal balance of the Revolving Loan at any time exceeds the maximum permitted amount set forth in Section
          3.1 above, Borrower shall immediately repay the amount of such excess.
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                (b)  Concurrently with the closing of the sale of each Unit,
          Borrower shall make a principal payment on the Revolving Loan equal to the amount of the Revolving Loan previously disbursed by Lender with respect to such Unit.

                (c) Borrower must make a mandatory principal payment on the Revolving Loan equal to the aggregate amount of the Revolving Loan previously disbursed by Lender with respect to each Sold Unit nine months after the date on which the first draw of proceeds of the Revolving Loan for such Sold Unit was made.

                (d) Borrower must make a mandatory principal payment on the Revolving Loan equal to the aggregate amount of the Revolving Loan previously disbursed by Lender with respect to each Spec Home twenty-four months after the date on which the first draw of proceeds of the Revolving Loan for such Spec Home was made.

                (e) Borrower must make a mandatory principal payment on the Revolving Loan equal to the aggregate amount of the Revolving Loan previously disbursed by Lender with respect to each Model eighteen months after the date on which the first draw of proceeds of the Revolving Loan for such Model was made."

     9.   Revolving Loan Extension Options.  Effective as of the Amendment
          --------------------------------
Effective Date, the Construction Loan Agreement is amended by deleting Section
3.12 in its entirety.

     10.  Conditions to Effectiveness.  This Amendment shall become effective
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on the date (the "Amendment Effective Date") on which the following conditions
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precedent have been satisfied or waived in writing:

          (a) Borrower and Lender shall have each executed and delivered this Amendment to Lender.

          (b)   Lender receives a fee in the amount of $20,000.

          (c) Borrower shall have executed and delivered an amended and restated Revolving Note in substantially the form of Exhibit A attached
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     hereto.

          (d) Lender and Bremer Bank shall have each executed and delivered that certain First Amendment of Construction Loan Participation Agreement to Lender.

          (e) Lender shall have received a certificate signed by an authorized officer of Borrower, dated as the Amendment Effective Date, certifying the incumbency of Borrower's officers and copies of resolutions of the board of directors of Borrower approving and authorizing the execution, delivery and performance of Borrower of this
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     Amendment, the amended and restated Revolving Note and each other instrument, document or agreement to be executed or delivered by Borrower hereunder.

          (f) a legal opinion in form and substance, as Lender may reasonably require.

     11.  Representation and Warranties.  To induce Lender to enter into this
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Amendment, Borrower hereby represents and warrants to Lender as of the Amendment
Effective Date that:

          (a) Except for mechanics' liens which have been filed against the Project, since February 1, 1999, there has been no development or event, which has had or could reasonably be expected to have a material adverse effect on the business, property, condition (financial or other), results of operations or prospects of Borrower, or the validity or enforceability of any of the Loan Documents or the rights or remedies of Lender thereunder. No Unmatured Default or Event of Default has occurred and will be continuing on the Amendment Effective Date after giving effect to this Amendment.

          (b) Borrower has the power and authority, and the legal right, to make and deliver this Amendment and to perform all of its obligations under the Loan Agreement, as amended by this Amendment, the Loan Documents, and has taken all necessary action to authorize the execution and delivery of this Amendment and the performance of the Loan Documents, as so amended.

          (c) When executed and delivered, this Amendment and the Loan Agreement, as amended by this Amendment, will constitute legal, valid and binding obligations of Borrower, enforceable against it, in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (d) The representations and warranties made by the Borrower in the Loan Agreement are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, other than those that relate to an earlier or specific date.

     12.  Amendment Binding.  This Amendment shall be binding on Borrower and
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its successors and permitted assigns, and shall inure to the benefit of Lender and its successors and assigns.

     13.  Continued Effectiveness.  Except as expressly provided herein, the
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Loan Documents and the shall remain in full force and effect in accordance with their respective terms.
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     14.  Governing Law.  The validity and interpretation of this Amendment
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shall be construed in accordance with the laws and decisions of the State of
Illinois.

     15.  Invalidity of Provisions.  If any provision of this Amendment shall
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be prohibited by or be invalid under applicable law, such provision shall be deemed ineffective to the extent of such prohibition or invalidity, without invalidating the remained of such provisions or the remaining provisions of this Amendment.

     16.  Counterparts.  This Amendment may be executed in counterparts, and all
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said counterparts when taken together shall constitute one and the same
Amendment.

     17.  Headings.  The titles and headings of the articles, sections and
          --------
paragraphs of this Amendment have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the terms or provisions of this Amendment.

     IN WITNESS WHEREOF, this Amendment has been entered into as of the date first above written.


CMC HEARTLAND PARTNERS I, LIMITED
PARTNERSHIP, a Delaware limited
partnership

By:  Heartland Development Corporation,
     a Delaware corporation


     By:    ____________________________
     Title: ____________________________
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BANK ONE, ILLINOIS, NA, a national banking association


By:    ______________________________
Title: ______________________________

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